FLEXIBLE PREMIUM VARIABLE
                        LIFE INSURANCE CONTRACT
                             ISSUED BY
                         LUTHERAN BROTHERHOOD

              Supplement to Prospectus Dated May 1, 1999


Lutheran Brotherhood ("LB") has filed the Contract for approval with the state insurance department of New York. There are certain differences between the Contract described in the general form of Prospectus and a Contract issued in the state of New York (a "New York Contract"). They are as follows:

1. The Maturity Date shown in a New York Contract will be the Contract Anniversary on or next following the Insured's 100th birthday. If the Insured is living on the Maturity Date, LB will pay the Cash Surrender Value on the Maturity Date, and the New York Contract will be terminated. Death Proceeds will be paid to the beneficiary upon receiving proof that the death of the Insured occurred before the Maturity Date.

    All references in the general form of Prospectus to Death Proceeds payable on or after age 100 are not applicable to a New York Contract. This includes, but is not limited to, Death Benefits and Payment of Contract Benefits.

    Certain contract provisions described in the general form of Prospectus will terminate with the New York Contract on the Maturity Date. This includes, but is not limited to: the grace period and reinstatement, decreases in face amount, full and partial surrenders, and repayment of debt.

    In the description found in the general form of Prospectus relating to the Payment of Contract Benefits, the settlement option choices described for death proceeds and surrenders are also available on maturity for a New York Contract.

    The general provision in the general form of Prospectus relating to the Postponement of Payments also applies to maturity proceeds for New York Contract.

2. The Death Benefit Guarantee is a feature of the Contract guaranteeing that the Contract will not lapse if certain conditions are met. For a New York Contract, the amount of time of the Death Benefit Guarantee is shorter. Therefore, all references in the Prospectus stating "that if sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue" are amended to read as follows for a New York Contract:

         that if sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the New York Contract, which Attained Age will be the later of (a) the Insured's Attained Age 66 and
         (b) the Attained Age of the Insured at the end of a period ranging from3 to 29 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

3. All references in footnote * appearing on pages Appendix B-3 through B-8 of the general form of Prospectus, are changed to read as follows for a New York Contract:

         Based on (1) and (2) above, the Death Benefit Guarantee is in effect until Attained Age 66.

4. For a New York Contract, the references to the Guaranteed Costs for Age 70 and for both Guaranteed and Current Costs for Age 75 as they appear on pages Appendix B-3 and B-4 in the general form of Prospectus are amended to state that the Contract has lapsed. In addition, the Death Benefit is now 0, instead of $100,000.

5. All references to Misstatement of Age or Gender in the general form of Prospectus are amended to read as follows for a New York Contract:

         If the Insured's age or gender has been misstated, any Death Proceeds payable will be adjusted based on the most recent Cost of Insurance deduction and the correct age and sex.

6. All references relating to the availability of the Accelerated Benefits Rider in the general form of Prospectus are amended to read as follows for a New York Contract:

         The benefits paid under the Accelerated Benefits Rider are available when LB has received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less.

7. All references to the Free Look Privileges in the general form of Prospectus, are amended to read as follows for a New York Contract:

         New York requires a minimum refund equal to gross premiums paid on a New York Contract and will not reflect the investment experience of the Variable Account.

8. The provision in the general form of Prospectus relating to Reservation of Certain Rights is not applicable.

9. All references in the general form of Prospectus relating to Monthly Anniversaries prior to the Contract Date are not applicable.

10. All references in the general form of Prospectus relating to the effective date of a face amount increase is amended to read as follows for a New York Contract:

         The effective date of the increase will be the Monthly
         Anniversary on or next following the date we approve your application for the increase.

11. All references in the general form of Prospectus relating to the grace period are amended to include the following for a New York Contract:

         If the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment.


                   For Use in the State of New York Only

                              May 19, 1999